EXHIBIT 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION,
July 29, 2004	CONTACT: Robert L. Schumacher at (276) 326-9000

First Community Bancshares, Inc. Announces Upward Revision to Second Quarter
and Six Months Earnings

Bluefield, Virginia — First Community Bancshares, Inc. (NASDAQ): FCBC; (www.fcbinc.com) announced today that it was revising upward its previously announced second quarter net income and income from continuing operations by $129,000 or $0.01 per basic and diluted share. The adjustment is related to revised pension cost estimates provided by the Company’s independent third party advisor for certain of its non-qualified benefit plans. The advisor had previously provided incorrect information on the cost of one of the Company’s non-qualified supplemental plans, in the amount of $212,000 ($129,000 after tax) for both the second quarter and the six month period. Accordingly, net income, income from continuing operations and earnings per share were revised upward by $129,000 or $0.01 per diluted share for the three and six months ended June 30, 2004.

While the net effect on second quarter results was considered marginal for adjustment purposes, the Company felt that correction of the cost in the second quarter would provide the most accurate accounting and facilitate a more meaningful comparison of subsequent linked quarters.

The original release dated July 23, 2004 reported net income for the quarter of $5.585 million and is now revised to $5.714 million, with basic earnings per share increasing from $0.50 to $0.51. Likewise, the income originally reported for the six months ended June 30, 2004 of $9.746 million or $0.87 basic earnings per share, is now revised to $9.875 million or $0.88 basic earnings per share. The following table reflects revised and original earnings release data for key Balance Sheet, Income Statement and Per Share information affected by the change in the benefit cost. Complete revised financial schedules are also provided with this release.

1

Income Statement Captions:
(Amounts in Thousands)

	Six Months Ended		Three Months Ended
	June 30, 2004		June 30, 2004
	Originally		Originally
	Provided	Revised	Provided	Revised
Salaries and employee benefits	12,987	12,775	6,874	6,662
Total non-interest expense	23,348	23,136	12,438	12,226
Income from continuing operations	17,825	18,037	10,040	10,252
Income tax expense-continuing operations	4,766	4,849	2,583	2,666
Income from continuing operations	13,059	13,188	7,457	7,586

(Loss) income from discontinued operations	(4,265)	(4,265)	(2,374)	(2,374)
Income tax expense-discontinued operations	(952)	(952)	(502)	(502)
Net loss from discontinued operations	(3,313)	(3,313)	(1,872)	(1,872)

Net income	$9,746	$9,875	$5,585	5,714

Basic earnings per common share	$0.87	$0.88	$0.50	$0.51
Diluted earnings per common share	$0.86	$0.87	$0.49	$0.50
Basic EPS from continuing operations	$1.16	$1.17	$0.66	$0.67
Diluted EPS from continuing operations	$1.15	$1.16	$0.66	$0.67

Return on average equity	11.07%	11.22%	12.76%	13.06%
Return on average equity-continuing operations	14.83%	14.98%	17.04%	17.33%
Return on average assets	1.10%	1.12%	1.20%	1.22%
Return on average assets-continuing operations	1.50%	1.52%	1.62%	1.65%

Book value per share at period end	$15.27	$15.28	$15.27	$15.28

Balance sheet captions:

	Six Months Ended
	June 30, 2004
	Originally
	Provided	Revised
Other assets	25,649	25,566
Total assets	$1,849,321	$1,849,238
Interest, taxes and other liabilities	11,714	11,501
Total liabilities	1,678,066	1,677,853
Retained earnings	$61,023	$61,153
Total stockholders’ equity	171,255	171,385
Total liabilities and stockholders’ equity	$1,849,321	$1,849,238

Ratios:

	Period-end
	June 30, 2004
	Originally
	Provided	Revised
Efficiency ratio	60.45%	59.97%
Efficiency ratio-continuing	49.67%	49.18%

     First Community Bancshares, Inc. headquartered in Bluefield, Virginia, is a $1.85 billion bank holding company and is the parent company of First Community Bank, N. A. First Community Bank, N. A. operates through 52 full-service banking locations, two trust and investment management offices in the four states of Virginia, West Virginia, North Carolina and Tennessee. First Community Bank is also the parent of Stone Capital Management, Inc., a SEC registered investment advisory firm, which offers wealth management and investment advice and United First Mortgage, Inc., which operates 4 retail mortgage offices in Virginia. First Community Bancshares, Inc.’s common stock is traded on the NASDAQ National market under the symbol “FCBC”.

DISCLAIMER

     This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

First Community Bancshares, Inc.
Consolidated Statements of Income
(Dollars in Thousands, Except Per Share Data)(Unaudited)

		Six Months Ended		Three Months Ended
		June 30,		June 30,
		2004	2003	2004	2003
Interest	Interest and fees on loans held for investment	$36,242	$33,874	$19,112	$16,982
	Interest on securities-taxable	6,699	6,519	3,433	3,385
	Interest on securities-nontaxable	3,343	3,299	1,707	1,642
	Interest on federal funds sold and deposits	301	358	104	143

	Total interest income	46,585	44,050	24,356	22,152

Interest	Interest on deposits	9,128	10,459	4,813	5,142
Expense	Interest on borrowings	3,846	3,015	1,916	1,490

	Total interest expense	12,974	13,474	6,729	6,632

	Net interest income	33,611	30,576	17,627	15,520
	Provision for loan losses	1,255	1,897	723	1,308

	Net interest income after provision for loan losses	32,356	28,679	16,904	14,212

Non-Interest	Fiduciary income	930	981	512	649
Income	Service charges on deposit accounts	4,261	3,807	2,301	1,986
	Other service charges, commissions and fees	1,272	1,069	713	472
	Other operating income	905	541	610	244
	Gain on sale of securities	1,449	153	1,438	133

	Total non-interest income	8,817	6,551	5,574	3,484

Non-Interest	Salaries and employee benefits	12,775	9,466	6,662	4,784
Expense	Occupancy expense of bank premises	1,746	1,456	894	720
	Furniture and equipment expense	1,373	895	747	442
	Amortization of intangible assets	175	114	111	51
	Other operating expense	7,067	5,566	3,812	2,756

	Total non-interest expense	23,136	17,497	12,226	8,753

	Income from continuing operations before income taxes	18,037	17,733	10,252	8,943
	Income tax expense continuing operations	4,849	4,969	2,666	2,499

	Income from continuing operations	$13,188	$12,764	$7,586	$6,444
	(Loss) income from discontinued operations before tax	$(4,265)	$1,557	$(2,374)	$856
	Income tax (benefit) expense discontinued operations	$(952)	$606	$(502)	$333

	(Loss) income from discontinued operations	$(3,313)	$951	$(1,872)	$523

	Net income	$9,875	$13,715	$5,714	$6,967
	Basic earnings per common share (EPS)	$0.88	$1.25	$0.51	$0.63
	Diluted earnings per common share (DEPS)	$0.87	$1.25	$0.50	$0.63
	Basic earnings per common share-continuing operations	$1.17	$1.17	$0.67	$0.59
	Diluted earnings per common share-continuing operations	$1.16	$1.17	$0.67	$0.59
	Weighted Average Shares Outstanding:
	Basic	11,237,225	10,937,927	11,228,956	10,969,748
	Diluted	11,334,096	11,021,010	11,320,415	11,084,847
	For the period:
	Return on average equity	11.22%	17.46%	13.06%	17.29%
	Return on average equity-continuing operations	14.98%	16.25%	17.33%	15.99%
	Return on average assets	1.12%	1.79%	1.22%	1.78%
	Return on average assets-continuing operations	1.52%	1.73%	1.65%	1.71%
	Cash dividends per share	$0.50	$0.47	$0.25	$0.23
	At period end:
	Book value per share	$15.28	$15.57	$15.28	$15.57
	Market value	$33.50	$31.99	$33.50	$31.99

First Community Bancshares, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Per Share Data)(Unaudited)

		June 30,	December 31,
		2004	2003
Assets	Cash and due from banks	$41,533	$37,173
	Interest-bearing deposits with banks	14,799	22,136
	Securities available for sale (amortized cost of $432,782
	June 30, 2004; $435,912, December 31, 2003)	429,478	444,194
	Securities held to maturity (fair value of $39,629
	March 31, 2004; $40,060, December 31, 2003)	36,209	38,020
	Loans held for sale	774	424
	Loans held for investment, net of unearned income	1,186,954	1,026,191
	Less allowance for loan losses	16,160	14,624

	Net loans	1,170,794	1,011,567
	Premises and equipment	35,071	29,816
	Other real estate owned	2,166	2,091
	Interest receivable	8,653	8,327
	Other assets	25,566	17,266
	Intangible assets	62,003	39,341
	Assets related to discontinued operations	22,192	22,372

	Total Assets	$1,849,238	$1,672,727

Liabilities	Deposits:
	Demand	$225,241	$194,046
	Interest-bearing demand	318,932	234,458
	Savings	224,706	190,366
	Time	626,150	606,666

	Total Deposits	1,395,029	1,225,536
	Interest, taxes and other liabilities	11,501	11,897
	Securities sold under agreements to repurchase	109,252	97,651
	FHLB and other indebtedness	140,941	144,616
	Liabilities related to discontinued operations	21,130	17,992

	Total Liabilities	1,677,853	1,497,692

Stockholders’	Preferred stock, par value undesignated; 1,000,000 shares authorized;
Equity	no shares issued and outstanding in 2004 and 2003	—	—
	Common stock, $1 par value; 15,000,000 shares authorized in 2004
	and 2003, respectively; 11,451,062 issued in 2004 and 11,442,348
	issued in 2003; and 11,215,473 and 11,242,443 outstanding in
	2004 and 2003, respectively	11,451	11,442
	Additional paid-in capital	108,078	108,128
	Retained earnings	61,153	56,894
	Treasury stock, at cost	(7,321)	(6,407)
	Accumulated other comprehensive (loss) income	(1,976)	4,978

	Total Stockholders’ Equity	171,385	175,035

	Total Liabilities and Stockholders’ Equity	$1,849,238	$1,672,727

First Community Bancshares, Inc.
Quarterly Performance Summary
Income Statements
(Dollars in Thousands Except Per Share Data)

		As of and for the Quarter Ended
		June 30,	March 31,	December 31,	September 30,	June 30,
		2004	2004	2003	2003	2003
Interest	Interest and fees on loans held for investment	$19,112	$17,130	$17,967	$18,591	$16,982
	Interest on securities-taxable	3,433	3,266	3,528	3,070	3,385
	Interest on securities-nontaxable	1,707	1,636	1,637	1,552	1,642
	Interest on federal funds sold and deposits	104	197	122	124	143

	Total interest income	24,356	22,229	23,254	23,337	22,152

Interest	Interest on deposits	4,813	4,315	4,557	4,934	5,142
Expense	Interest on borrowings	1,916	1,930	1,797	1,635	1,490

	Total interest expense	6,729	6,245	6,354	6,569	6,632

	Net interest income	17,627	15,984	16,900	16,768	15,520
	Provision for loan losses	723	532	740	782	1,308

	Net interest income after provision
	for loan losses	16,904	15,452	16,160	15,986	14,212

Non-Int	Fiduciary income	512	418	258	549	649
Income	Service charges on deposit accounts	2,301	1,960	2,166	2,098	1,986
	Other service charges, commissions and fees	713	559	762	553	472
	Mortgage banking income	—	—	—	—	—
	Other operating income	610	295	317	340	244
	Gain (loss) on Securities	1,438	11	(90)	1,038	133

	Total non-interest income	5,574	3,243	3,413	4,578	3,484

Non-Int	Salaries and employee benefits	6,662	6,113	5,547	5,631	4,784
Expense	Occupancy expense of bank premises	894	852	704	752	720
	Furniture and equipment expense	747	626	567	532	442
	Amortization of intangible assets	111	64	65	64	51
	Other operating expense	3,812	3,255	3,028	3,203	2,756

	Total non-interest expense	12,226	10,910	9,911	10,182	8,753

	Income before income taxes-continuing operations	10,252	7,785	9,662	10,382	8,943
	Income tax expense-continuing operations	2,666	2,183	2,925	3,164	2,499

	Income from continuing operations	7,586	5,602	6,737	7,218	6,444

	(Loss) income before tax-discontinued operations	(2,374)	(1,891)	(2,110)	(1,621)	856
	Income tax (benefit) expense-discontinued operations	(502)	(450)	(667)	(632)	333

	(Loss) income from discontinued operations	(1,872)	(1,441)	(1,443)	(989)	523
	Net income	5,714	4,161	5,294	6,229	6,967
Per	Basic EPS	$0.51	$0.37	$0.47	$0.55	$0.63
Share	Diluted EPS	$0.50	$0.37	$0.47	$0.55	$0.63
	Basic EPS from continuing operations	$0.67	$0.50	$0.60	$0.64	$0.59
	Diluted EPS from continuing operations	$0.67	$0.49	$0.59	$0.64	$0.59
Data	Cash dividends per share	$0.25	$0.25	$0.25	$0.25	$0.24
	Weighted Average Shares Outstanding:
	Basic	11,228,956	11,245,465	11,244,382	11,262,180	10,969,748
	Diluted	11,320,415	11,347,748	11,362,269	11,383,941	11,084,847
	Actual shares outstanding at period end	11,215,473	11,244,894	11,242,443	11,250,931	11,256,674
	Book Value per share at period end	$15.28	$15.83	$15.57	$15.33	$15.57
	Market Value per share at period end	$33.50	$30.54	$33.16	$35.29	$35.58

First Community Bancshares, Inc.
Quarterly Performance Summary
Income Statements
(Dollars in Thousands Except Per Share Data)

	As of and for the Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2004	2004	2003	2003	2003
Ratios:
Return on average assets	1.22%	1.00%	1.25%	1.46%	1.78%
Return on average assets-continuing	1.65%	1.36%	1.61%	1.75%	1.71%
Return on average equity	13.06%	9.40%	12.01%	14.10%	17.29%
Return on average equity-continuing	17.33%	12.66%	15.28%	16.34%	15.99%
Net yield on earning assets	4.46%	4.41%	4.56%	4.55%	4.55%
Net yield on earning assets-continuing	4.51%	4.45%	4.63%	4.66%	4.69%
Efficiency Ratio at end of period	59.97%	61.71%	51.92%	51.16%	48.68%
Efficiency Ratio at end of period-continuing	49.18%	51.26%	44.76%	45.05%	43.96%
Equity as a percent of total assets at end of period	9.27%	10.51%	10.46%	10.27%	10.31%
Equity as a percent of continuing assets at end of period	9.38%	10.71%	10.61%	10.41%	10.64%
Average earning assets as a percentage of average total assets	90.96%	92.21%	91.92%	91.91%	92.67%
Average earning assets-continuing as a percentage of average total assets continuing	91.12%	92.37%	92.18%	91.99%	92.84%
Average loans (not including loans held for sale) as a percentage of average deposits	83.38%	83.10%	84.17%	83.04%	79.23%

QTD Averages:
Average Loans (Not including Loans Held for Sale)	$1,171,562	$1,016,309	$1,034,786	$1,030,875	$931,488
Average Earning Assets	$1,708,139	$1,543,157	$1,545,585	$1,559,472	$1,454,319
Average Earning Assets-continuing	$1,682,841	$1,527,932	$1,527,098	$1,501,239	$1,406,836
Average Total Assets	$1,878,000	$1,673,585	$1,681,510	$1,696,647	$1,569,302
Average Total Assets-continuing	$1,846,772	$1,654,119	$1,656,714	$1,632,044	$1,515,298
Average Deposits	$1,405,121	$1,223,032	$1,229,439	$1,241,420	$1,175,618
Average Deposits-continuing	$1,405,070	$1,222,971	$1,229,351	$1,241,313	$1,175,526
Average Equity	$176,034	$178,037	$174,923	$175,228	$161,622
Taxable Equivalent Net Interest Income	$18,948	$16,937	$17,773	$17,899	$16,504
Taxable Equivalent Net Interest Income-continuing	$18,873	$16,889	$17,806	$17,634	$16,437
Average Interest-bearing deposits	$1,182,311	$1,036,976	$1,038,341	$1,046,364	$1,008,130
Average Interest-bearing deposits-continuing	$1,182,311	$1,036,976	$1,038,341	$1,046,364	$1,008,130

First Community Bancshares, Inc.
Quarterly Performance Summary
Balance Sheets

	(Dollars in Thousands Except Per Share Data)
	June 30,	March 31,	December 31,	September 30,	June 30,
	2004	2004	2003	2003	2003
Cash and due from banks	$41,533	$36,389	$37,173	$30,915	$41,081
Interest-bearing deposits with banks	14,799	40,157	22,136	76,309	25,795
Federal funds sold	—	—	—	—	7,353
Securities available for sale	429,478	443,657	444,194	395,203	419,523
Securities held to maturity	36,209	37,425	38,020	39,433	39,745
Loans held for sale	774	257	424	206	1,285
Loans held for investment, net of unearned income	1,186,954	1,019,829	1,026,191	1,028,189	1,026,643
Less allowance for loan losses	16,160	14,536	14,624	15,680	15,707

Net loans	1,170,794	1,005,293	1,011,567	1,012,509	1,010,936
Premises and equipment	35,071	30,507	29,816	29,467	29,267
Other real estate owned	2,166	2,571	2,091	2,403	2,787
Interest receivable	8,653	8,434	8,327	8,388	8,333
Other assets	25,566	18,269	17,266	24,647	22,251
Intangible assets	62,003	39,226	39,341	38,121	39,518
Assets related to discontinued operations	22,192	32,275	22,372	21,735	52,438

Total Assets	$1,849,238	$1,694,460	$1,672,727	$1,679,336	$1,700,312

Deposits:
Demand	$225,241	$197,282	$194,046	$193,941	$210,347
Interest-bearing demand	318,932	243,226	234,458	234,737	234,551
Savings	224,706	194,722	190,366	188,021	185,284
Time	626,150	607,426	606,666	615,680	626,539

Total Deposits	1,395,029	1,242,656	1,225,536	1,232,379	1,256,721
Interest, taxes and other liabilities	11,501	12,619	11,897	12,474	21,513
Securities sold under agreements to repurchase	109,252	98,035	97,651	102,449	93,742
FHLB and other indebtedness	140,941	133,774	144,616	143,635	107,398
Liabilities related to discontinued operations	21,130	29,342	17,992	15,915	45,630

Total Liabilities	1,677,853	1,516,426	1,497,692	1,506,852	1,525,004

Preferred Stock	—	—	—	—	—
Common stock, $1 par value	11,451	11,450	11,442	11,433	11,390
Additional paid-in capital	108,078	108,243	108,128	108,078	108,286
Retained earnings	61,153	58,241	56,894	54,407	51,149
Treasury stock, at cost	(7,321)	(6,566)	(6,407)	(5,762)	(4,028)
Accumulated other comprehensive (loss) income	(1,976)	6,666	4,978	4,328	8,511

Total Stockholders’ Equity	171,385	178,034	175,035	172,484	175,308

Total Liabilities and Stockholders’ Equity	$1,849,238	$1,694,460	$1,672,727	$1,679,336	$1,700,312

First Community
Bancshares, Inc.
Selected Financial Information
(Dollars in Thousands)

	As of and for the Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2004	2004	2003	2003	2003
Asset Quality Analysis:
Allowance for Loan Losses:
Beginning balance	$14,536	$14,624	$15,680	$15,707	$13,782
Provision	723	532	740	782	1,308
Acquisition balance	1,786	—	—	—	1,583
Charge-offs	(1,233)	(911)	(2,022)	(990)	(1,441)
Recoveries	348	291	226	181	475

Net charge-offs	(885)	(620)	(1,796)	(809)	(966)

Ending balance	$16,160	$14,536	$14,624	$15,680	$15,707

Nonperforming Assets:
Nonaccrual loans	$2,630	$3,588	$2,993	$2,277	$2,547
Foreclosed real estate	2,166	2,571	2,091	2,403	2,787
Repossessions	92	60	75	125	140
Loans 90 days or more past due & still accruing	—	—	—	124	86

Nonperforming assets	$4,888	$6,219	$5,159	$4,929	$5,560

Loans 90 days or more past due & still accruing as a percentage of loans held for investment	0.00%	0.00%	0.00%	0.01%	0.01%

Asset Quality Ratios:
Nonaccrual loans and leases as a percentage of loans held for investment	0.22%	0.35%	0.29%	0.22%	0.25%
Nonperforming assets as a percentage of:
Total assets	0.26%	0.37%	0.31%	0.29%	0.33%
Total assets-continued	0.27%	0.37%	0.31%	0.30%	0.34%
Loans held for investment plus foreclosed property	0.41%	0.61%	0.50%	0.48%	0.54%
Net charge-offs as a % of average loans held for investment	0.08%	0.06%	0.17%	0.08%	0.10%
Allowance for loan & lease losses as a percentage of loans held for investment	1.36%	1.43%	1.43%	1.53%	1.53%
Ratio of allowance for loan losses to:
Nonaccrual loans	6.14	4.05	4.89	6.89	6.17

Restructured loans performing according to modified terms	$382	$392	$356	$362	$368